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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OCONEE FEDERAL FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October 7, 2011

Dear Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockholders of Oconee Federal Financial Corp. The Annual Meeting will be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 10, 2011, at 4:30 p.m., local time.

        The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Oconee Federal Financial Corp. Also enclosed for your review is our 2011 Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

        The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as independent registered public accounting firm for the year ending June 30, 2012. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Oconee Federal Financial Corp. and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

        Our Proxy Statement and the 2011 Annual Report to Stockholders are available at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4271325&GKP=1073746085.

Sincerely,

T. Rhett Evatt President, Chief Executive Officer and Chairman of the Board

Oconee Federal Financial Corp.
201 East North Second Street
Seneca, South Carolina 29678
(864) 882-2765

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 10, 2011

        Notice is hereby given that the Annual Meeting of Stockholders of Oconee Federal Financial Corp. will be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 10, 2011, at 4:30 p.m., local time.

        A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

  1.
  the election of two directors;

  2.
  the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as independent registered public accounting firm for the year ending June 30, 2012; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2011 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF OCONEE FEDERAL FINANCIAL CORP. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors
Robert N. McLellan, Jr. Secretary

Seneca, South Carolina
October 7, 2011

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Oconee Federal Financial Corp.
201 East North Second Street
Seneca, South Carolina 29678
(864) 882-2765

ANNUAL MEETING OF STOCKHOLDERS

November 10, 2011

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oconee Federal Financial Corp. to be used at the Annual Meeting of Stockholders, which will be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 10, 2011, at 4:30 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 7, 2011.

REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Oconee Federal Financial Corp. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

        Proxies may be revoked by sending written notice of revocation to the Secretary of Oconee Federal Financial Corp. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Oconee Federal Financial Corp. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        Except as otherwise noted below, holders of record of Oconee Federal Financial Corp.'s shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2011 are entitled to one vote for each share then held. As of September 30, 2011, there were 6,348,000 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election for directors.

        As to the ratification of Cherry, Bekaert & Holland, L.L.P. as the independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes present at the Annual Meeting, in person or by proxy, and entitled to vote, is required for the ratification of Cherry, Bekaert & Holland, L.L.P. as the independent registered public accounting firm for the year ending June 30, 2012. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

        As provided in Section 6 of our Charter, persons who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. This limitation does not apply to shares of our common stock held by Oconee Federal, MHC. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person.

        Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Oconee Federal Financial Corp. and the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of September 30, 2011, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Oconee Federal, MHC	4,127,470(2)	65.02%
201 East North Second Street
Seneca, South Carolina 29678
Stephen L. Farley	586,336(3)	9.24%
780 Third Avenue, 31st Floor
New York, New York 10017

(1)
Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Based on information contained in a Schedule 13D filed on January 19, 2011.

(3)
Based on information contained in a Schedule 13G filed on February 14, 2011 with information as of February 1, 2011.

PROPOSAL I—ELECTION OF DIRECTORS

        Our Board of Directors is comprised of six members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: T. Rhett Evatt and Curtis T. Evatt. Each individual is currently a director of Oconee Federal Financial Corp.

        The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With Oconee Federal Financial Corp.	Age(1)	Director Since(2)	Current Term Expires	Shares Beneficially Owned(3)		Percent of Class
NOMINEES
T. Rhett Evatt	President, Chief Executive Officer and Chairman of the Board	83	1970	2011	50,000	(4)	*
Curtis T. Evatt	Executive Vice President, Chief Financial Officer and Director	39	2010	2011	12,500	(5)	*
CONTINUING BOARD MEMBERS
Robert N. McLellan, Jr.	Director	55	2005	2012	50,000	(6)	*
W. Maurice Poore	Director	67	1995	2012	25,000		*
Harry B. Mays, Jr.	Director	64	2009	2013	8,000	(7)	*
Cecil T. Sandifer, Jr.	Director	63	1985	2013	35,578	(8)	*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Nancy M. Carter	Senior Vice President and Assistant Treasurer	59	N/A	N/A	18,000	(9)	*
All Directors and Executive Officers as a Group (7 persons)					199,078		3.14%

*
Less than 1%.

(1)
As of June 30, 2011.

(2)
Includes service with Oconee Federal Savings and Loan Association and Oconee Federal Financial Corp.

(3)
As of the voting record date. Because none of the shares held in the ESOP have been allocated to participant accounts, each ESOP participant was deemed to have one share of stock allocated to his or her ESOP account for the sole purpose of providing the ESOP trustee with voting instructions with respect to the unallocated shares. The ESOP trustee will vote the unallocated stock in proportion to the voting instructions received from ESOP participants with respect to the deemed allocated shares.

(4)
Includes 25,000 shares held in Mr. Evatt's account in Oconee Federal Savings and Loan Association's 401(k) plan.

(5)
Includes 10,000 shares held in Mr. Evatt's account in Oconee Federal Savings and Loan Association's 401(k) plan, 1,000 shares held as custodian for Mr. Evatt's son, and 1,000 shares held as custodian for Mr. Evatt's daughter.

(6)
Includes 4,968 shares held in an IRA for the benefit of Mr. McLellan, 20,000 shares held as Trustee of the Robert N. McLellan Trust, and 25,000 shares held by an IRA for the benefit of Mr. McLellan's mother, over which Mr. McLellan exercises voting power because he holds a power of attorney over her affairs.

(7)
Includes 5,000 share held as Trustee of the Harry B. Mays Revocable Trust.

(8)
Includes 10,100 shares held as Trustee of the Sandifer Funeral Home Profit Sharing Plan, 250 shares held as custodian for Mr. Sandifer's grandson and 228 shares held as custodian for Mr. Sandifer's granddaughter.

(9)
Includes 10,000 shares held in Ms. Carter's account in Oconee Federal Savings and Loan Association's 401(k) plan.

        The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person's business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Oconee Federal Savings and Loan Association.

Directors

        T. Rhett Evatt currently serves as President, Chief Executive Officer and Chairman of the board of directors of Oconee Federal Savings and Loan Association and was appointed to that position in 1983. He has been employed by Oconee Federal Savings and Loan Association since 1960, and has held several positions prior to being named President and Chief Executive Officer, including President and Treasurer, a position he held from 1974 until his appointment as President and Chief Executive Officer. He currently serves as the Chairman of the Board of Directors of Oconee Federal Savings and Loan Association. Mr. Evatt was selected to serve as a director and as Chairman of the Board of Directors of Oconee Federal Financial Corp. because his extensive experience in a variety of roles at Oconee Federal Savings and Loan Association provides a broad and unique perspective on the challenges facing our organization and our business strategies and operations. T. Rhett Evatt is the father of Curtis T. Evatt, our Executive Vice President and Chief Financial Officer.

        Curtis T. Evatt currently serves as Executive Vice President and Chief Financial Officer of Oconee Federal Savings and Loan Association, and was appointed to that position in 2010. He has been employed by Oconee Federal Savings and Loan Association since 1988, and has held several positions prior to being named Executive Vice President and Chief Financial Officer, including Senior Vice President and Assistant Secretary, a position he held from 2007 until his most recent appointment, and Treasurer. He was also elected to the board of directors of Oconee Federal Savings and Loan Association effective January 1, 2010. Mr. Evatt was selected to serve as a director of Oconee Federal Financial Corp. because his experience in a variety of roles at Oconee Federal Savings and Loan Association, particularly in finance and accounting, provides perspective on the challenges facing our organization and our business strategies and operations. Curtis T. Evatt is the son of T. Rhett Evatt, our President, Chief Executive Officer and Chairman of the Board of Directors.

        Harry B. Mays, Jr. is the owner of, and serves as pharmacist at, Mays Clinic Pharmacy, a position he has held since 1973. Mr. Mays was selected to serve as a director of Oconee Federal Financial Corp. because his experience managing his own business provides insight and perspective with respect to general business operations, as well as experience reviewing financial statements.

        Robert N. McLellan, Jr. is the President and majority owner of Byrd-McLellan Agency, Inc., an insurance agency in Seneca, South Carolina. He has been employed at Byrd-McLellan agency since 1975, and became majority (51%) owner in 1986. Mr. McLellan was selected to serve as a director of Oconee Federal Financial Corp. because his experience managing his own business provides insight and perspective with respect to general business operations, as well as experience reviewing financial statements.

        Cecil T. Sandifer, Jr. is President and Chief Executive Officer of Sandifer Funeral Home in Westminster, South Carolina and the President of Heritage Memorial Garden, Inc., a cemetery services company in Westminster, South Carolina. Mr. Sandifer has been employed by Sandifer Funeral Home since 1964, and is the 49% owner. He has been employed by Heritage Memorial Garden, Inc. since its formation in 1998, and is the 75% owner. Mr. Sandifer was selected to serve as a director of Oconee Federal Financial Corp. because his experience managing his own business provides insight and perspective with respect to general business operations, as well as experience reviewing financial statements.

        W. Maurice Poore is currently retired. Prior to his retirement in 2009, he served as the Executive Vice President and Treasurer of Oconee Federal Savings and Loan Company, a position he held since 1998. He was employed by Oconee Federal Savings and Loan Association from 1970 until his retirement, and held several positions prior to being named Executive Vice President and Treasurer, including Vice President and Assistant Treasurer. Mr. Poore was selected to serve as a director of Oconee Federal Financial Corp. because his experience in a variety of roles at Oconee Federal Savings and Loan Association provides a broad and unique perspective on the challenges facing our organization and our business strategies and operations, and because his service as Treasurer provides unique insight into our financial accounting a practices and procedures, financial reporting and our relationship with our auditors.

Executive Officers Who Are Not Directors

        Nancy M. Carter is the Senior Vice President and Assistant Treasurer of Oconee Federal Savings and Loan Association and was appointed to that position on January 1, 2010. She has previously served in a variety of positions with Oconee Federal Savings and Loan Association since 1970, including Assistant Treasurer and Bookkeeper, Assistant Vice President and Assistant Treasurer, and Vice President and Assistant Treasurer.

Board Independence

        The Board of Directors has determined that each of Oconee Federal Financial Corp.'s directors, with the exception of Messrs. Evatt, Evatt and Poore, is "independent" as defined in Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market. In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under "—Transactions With Certain Related Persons," below. Oconee Federal Savings and Loan Association purchased certain of its insurance policies through the Byrd-McLellan Agency, which received commissions of approximately $8,100 in each of the past three years.

Board Leadership Structure and Risk Oversight

        Our Board of Directors is chaired by T. Rhett Evatt, who is also our President and Chief Executive Officer. We do not have a lead independent director. We believe our structure is appropriate given the relatively small size and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with an affiliate of our Chairman. As Chief Executive Officer of our organization, and having been employed by Oconee Federal Savings and Loan Association in various roles for 40 years, Mr. Evatt is well-positioned to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for action by the Board of Directors. We understand the risk that an inside Chairman could theoretically manage the board of directors' agenda to limit the consideration of important issues relating to management. To minimize the risk involved with having a joint Chairman and Chief Executive Officer, the independent directors will meet in executive sessions periodically to discuss certain matters such as the chief executive officer's performance and his annual compensation as well as our independent audit and internal controls.

        The Board of Directors will be actively involved in oversight of risks that could affect Oconee Federal Financial Corp. This oversight will be conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors intends to satisfy this responsibility through full reports by each committee chair regarding the committee's considerations and actions, through regular reports directly from officers responsible for oversight of particular risks, and through internal and external audits. Risks relating to the operations of Oconee Federal Savings and Loan Association are and will continue to be further overseen by the board of directors of Oconee Federal Savings and Loan Association, who are the same individuals who serve on the Board of Directors of Oconee Federal Financial Corp. The board of directors of Oconee Federal Savings and Loan Association also has additional committees that conduct risk oversight separate from Oconee Federal Financial Corp. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Section 16(a) Beneficial Ownership Reporting Compliance

        Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended June 30, 2011, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

        Oconee Federal Financial Corp. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. Oconee Federal Savings and Loan Association has posted this Code of Ethics on its Internet website at www.oconeefederal.com.

Attendance at Annual Meetings of Stockholders

        Oconee Federal Financial Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts.

        All of the then-current directors of Oconee Federal Savings and Loan Association attended the 2011 annual meeting of members of Oconee Federal Savings and Loan Association.

Communications with the Board of Directors

        Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Oconee Federal Financial Corp., 201 East North Second Street, Seneca, South Carolina 29678, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed, or to another employee of Oconee Federal Financial Corp. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

        The business of Oconee Federal Financial Corp. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the "independent" members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Oconee Federal Financial Corp. are the Audit, Compensation and Nominating and Corporate Governance Committees.

        The Board of Directors met at five regular meetings and one special meeting during the year ended June 30, 2011. Including meetings of the Board of Directors of Oconee Federal Savings and Loan Association prior to the completion of the mutual-to-stock conversion in January, 2011, the Board of Directors met at 12 regular meetings and five special meetings during the year ended June 30, 2011. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

        Audit Committee.    The Audit Committee is comprised of Directors Mays, McLellan and Sandifer, each of whom is "independent" in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Sandifer serves as chair of the Audit Committee. The Audit Committee also serves as the audit committee of the board of directors of Oconee Federal Savings and Loan Association. The Audit Committee does not have an "audit committee financial expert" as defined under applicable SEC rules. The Board of Directors does not believe it is necessary to have such a person on the Audit Committee because each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee's functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of his own business.

        Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.oconeefederal.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Oconee Federal Financial Corp. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met three times during the year ended June 30, 2011. Including meetings of the audit committee of Oconee Federal Savings and Loan Association prior to the completion of the mutual-to-stock conversion in January, 2011, the audit committee met at four regular meetings and one special meeting during the year ended June 30, 2011.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is comprised of Directors Mays, McLellan and Sandifer, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. The Nominating and Corporate Governance Committee also serves as the nominating and corporate governance committee of the board of directors of Oconee Federal Savings and Loan Association. The Nominating and Corporate Governance Committee operates under a written charter which is available on our Internet website at www.oconeefederal.com. The Nominating and Corporate Governance Committee did not meet during the year ended June 30, 2011, but has met once since June 30, 2011.

        The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors' deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Oconee Federal Savings and Loan Association's position in its community and can assist Oconee Federal Savings and Loan Association with business development through business and other community contacts. The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

  •
  the candidate's relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

  •
  the candidate's familiarity with the Oconee Federal Financial Corp.'s market areas and participation in local business, civic, or charitable organizations;

  •
  the candidate's personal and professional integrity, honesty and reputation;

  •
  the candidate's ability to represent the best interests of Oconee Federal Financial Corp. and its stockholders, including potential for conflicts of interests with the candidate's other endeavors;

  •
  the candidate's ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings and the number of boards and committees of other public companies on which the candidate serves; and

  •
  whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members' board and committee attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Oconee Federal Financial Corp.'s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

        In accordance with our Bylaws, a person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, no person may serve on the Board of Directors beyond the annual meeting of stockholders immediately following such person's 90th birthday. During the year ended June 30, 2011 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

        The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 201 East North Second Street, Seneca, South Carolina 29678. The Secretary must receive a submission not less than 120 days prior to the anniversary of the prior year's annual meeting. The submission must include the following:

  •
  A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

  •
  The name and address of the stockholder, and the number of shares of Oconee Federal Financial Corp.'s common stock that are held of record by such stockholder;

  •
  The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

  •
  The candidate's written consent to serve as a director;

  •
  A statement of the candidate's business and educational experience;

  •
  Such other information regarding the candidate as would be required to be included in Oconee Federal Financial Corp.'s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

  •
  A statement disclosing whether the stockholder is acting with or on behalf of any other person, and, if applicable, the identity of such other person.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

        Compensation Committee.    The Compensation Committee is comprised of Messrs. Mays, McLellan and Sandifer, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Oconee Federal Financial Corp. or Oconee Federal Savings and Loan Association. The Compensation Committee did not meet during the year ended June 30, 2011, but has met once since June 30, 2011. In addition, the personnel committee of the board of directors of Oconee Federal Savings and Loan Association met twelve times during the year ended June 30, 2011.

        The Compensation Committee is responsible for developing compensation guidelines, establishing the compensation of the Chief Executive Officer, and recommending to the entire Board of Directors the compensation for the Chief Financial Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation.

        The Compensation Committee operates under a written charter which is available on our Internet website at www.oconeefederal.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee's commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

        Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

  •
  To attract, retain and motivate an experienced, competent executive management team;

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  To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

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  To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

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  To encourage ownership of our common stock through stock-based compensation to all levels of management; and

  •
  To maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

        The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Oconee Federal Financial Corp. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

        The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in

Oconee Federal Financial Corp.'s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Audit Committee Report

        The Audit Committee has issued a report that states as follows:

  •
  We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2011;

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  We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication With Audit Committees" as amended; and

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  We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence," and have discussed with the independent registered public accounting firm their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2011 for filing with the Securities and Exchange Commission.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Oconee Federal Financial Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Harry B. Mays, Jr.
Robert N. McLellan, Jr.
Cecil T. Sandifer, Jr.

Transactions With Certain Related Persons

        In the ordinary course of business, Oconee Federal Savings and Loan Association makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Oconee Federal Savings and Loan Association. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

        Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Oconee Federal Savings and Loan Association. This does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

EXECUTIVE COMPENSATION

Executive Officer Compensation

        Summary Compensation Table.    The table below summarizes for the years ended June 30, 2011 and June 30, 2010 the total compensation paid to or earned by our President and Chief Executive Officer T. Rhett Evatt, and our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a named executive officer.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	All other compensation ($)(1)	Total ($)
T. Rhett Evatt	2011	181,998	10,155	68,470	260,623
President and Chief Executive Officer	2010	178,516	9,424	70,502	258,442
Curtis T. Evatt	2011	99,602	5,644	31,638	136,884
Executive Vice President and Chief Financial Officer(2)	2010	82,128	3,372	21,143	106,643
Nancy M. Carter	2011	87,623	4,311	8,222	100,156
Senior Vice President and Assistant Treasurer

(1)
The amounts in this column reflect what Oconee Federal Savings and Loan Association paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the table provided below.

(2)
Mr. Curtis T. Evatt became Executive Vice President and Chief Financial Officer of Oconee Federal Savings and Loan Association on January 1, 2010. Mr. Evatt previously served as Senior Vice President and Assistant Secretary of Oconee Federal Savings and Loan Association.

Name	Year	Auto Expenses ($)	Country Club Dues ($)	Board Fees ($)	Employer Contributions to Profit Sharing Plan ($)	Life Insurance Premiums Paid ($)	Total All Other Compensation ($)
T. Rhett Evatt	2011	8,138	1,980	31,238	15,371	11,743	68,470
Curtis T. Evatt	2011	4,039	1,980	16,532	9,087	—	31,638
Nancy M. Carter	2011	—	—	—	8,222	—	8,222

Benefit Plans and Agreements

        Employment Agreements.    In connection with the completion of the mutual-to-stock conversion, Oconee Federal Savings and Loan Association entered into employment agreements with each of Mr. T. Rhett Evatt and Mr. Curtis T. Evatt, effective as of January 13, 2011. Each agreement has substantially similar terms and has an initial term of three years. Commencing on the first anniversary of the agreements and on each subsequent anniversary thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salaries for Mr. T. Rhett Evatt and Mr. Curtis T. Evatt are $186,000 and $124,308, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees, including automobile and club membership benefits. The executive's employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

        Certain events resulting in the executive's termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive's involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) failure to appoint the executive to the executive position set forth in the agreement, (b) a material change in the executive's function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of executive's position, (c) relocation of the executive's office by more than 20 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of Oconee Federal Savings and Loan Association, or (e) a material breach of the employment agreement by Oconee Federal Savings and Loan Association, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive's behalf under Oconee Federal Savings and Loan Association's defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a "key employee" under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law.

        In the event of a change in control of Oconee Federal Savings and Loan Association or Oconee Federal Financial Corp., followed by executive's involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive's behalf under Oconee Federal Savings and Loan Association's defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law. In the event payments made to the executive include an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

        Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by Oconee Federal Savings and Loan Association, plus, if amount paid under such disability programs are less than the executive's base salary, Oconee Federal Savings and Loan Association shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive's full base salary for the longer of one year or the remaining term of the employment agreement following the termination of employment due to disability. Oconee Federal Savings and Loan Association will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to full-time employment with Oconee Federal Savings and Loan Association, (ii) the executive's full-time employment with another employer, (iii) the expiration of the remaining term of the employment agreement, or (iv) death, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law.

        In the event of executive's death, his estate or beneficiaries will be paid the executive's base salary for one year from executive's death, and the executive's family will be entitled to continued non-taxable medical, dental and other insurance for twelve months following the executive's death, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law.

        Upon termination of the executive's employment, the executive shall be subject to certain restrictions on their ability to compete, or to solicit business or employees of Oconee Federal Savings and Loan Association and Oconee Federal Financial Corp. for a period of one year following termination of employment.

        Non-Qualified Salary Continuation Agreement.    Oconee Federal Savings and Loan Association entered into a non-qualified salary continuation agreement with T. Rhett Evatt in 1997. The agreement provides that Mr. Evatt is entitled to receive a supplemental retirement benefit of $10,000 a year payable over 15 years following his death, total and permanent disability, or retirement (with the benefit paid in monthly installments).

        401(k) Plan.    In connection with the mutual-to-stock conversion, Oconee Federal Savings and Loan Association adopted the Oconee Savings and Loan Association 401(k) Profit Sharing Plan ("401(k) Plan"), effective October 1, 2010. The 401(k) Plan amends and supersedes the Oconee Savings and Loan Association Profit Sharing Plan. Employees who have attained age 21 and completed 90 consecutive days of employment are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2011, the salary deferral contribution limit is $16,500, provided, however, that a participant over age 50 may contribute an additional $5,500, for a total contribution of $22,000. In addition to salary deferral contributions, Oconee Federal Savings and Loan Association may make matching contributions and profit sharing contributions. Generally, unless the participant elects otherwise, the participant's account balance will be distributed as a result of his or her termination of employment with Oconee Federal Savings and Loan Association.

        Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

        Employee Stock Ownership Plan.    In connection with the mutual-to-stock conversion, Oconee Federal Savings and Loan Association adopted an employee stock ownership plan for eligible employees. Eligible employees will begin participation in the employee stock ownership plan on the later of the effective date of the mutual-to-stock conversion or upon the first entry date commencing on or after the eligible employee's completion of 1,000 hours of service during a continuous 12-month period.

        The employee stock ownership plan owns, on behalf of the employee stock ownership plan participants, 248,842 of our outstanding shares and may make additional purchases, with regulatory approval, in the open market. The employee stock ownership plan funded its stock purchase with a loan from Oconee Federal Financial Corp. The loan will be repaid principally through Oconee Federal Savings and Loan Association's contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 25-year term of the loan. The interest rate for the employee stock ownership plan loan is currently 3.25%, and adjusts annually to a rate equal to the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

        The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The trustee will allocate the shares released among participants on the basis of each participant's proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year, beginning after the participant's completion of his or her second year of service, such that the participant will be fully vested upon completion of six years of credited service. However, each participant who was employed by Oconee Federal Savings and Loan Association prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the employee stock ownership plan. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, a participant will receive a distribution from the employee stock ownership plan upon separation from service.

        The employee stock ownership plan permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee's fiduciary responsibilities.

        Under applicable accounting requirements, Oconee Federal Savings and Loan Association will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant's account. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Oconee Federal Financial Corp.'s earnings.

Director Compensation

        The following table sets forth for the fiscal year ended June 30, 2011 certain information as to the total remuneration we paid to our directors other than to our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in "—Executive Officer Compensation—Summary Compensation Table."

Directors Compensation Table

Name	Fees earned or paid in cash ($)	All Other Compensation ($)	Total ($)
Harry B. Mays, Jr.	16,274	—	16,274
Robert N. McLellan, Jr.	21,956	—	21,956
Cecil T. Sandifer, Jr.	17,345	—	17,345
W. Maurice Poore	22,053	—	22,053

        Each director of Oconee Federal Savings and Loan Association is paid a monthly retainer of $1,282. T. Rhett Evatt receives an additional monthly retainer of $761 for his services as Chairman of the Board, and each director is paid a fee of $91 for each special meeting attended. Additionally, each director who serves on the audit committee of the board of directors of Oconee Federal Savings and Loan Association is paid an attendance fee of $97 per meeting, each director who serves on the personnel committee of the board of directors of Oconee Federal Savings and Loan Association is paid an attendance fee of $91 per meeting, and each director who serves on the loan committee of the board of directors of Oconee Federal Savings and Loan Association is paid an attendance fee of $493 per meeting. The directors of Oconee Federal Savings and Loan Association also serve as directors of Oconee Federal Financial Corp., and do not receive any additional fees for service on the Board of Directors or any committee of the Board of Directors of Oconee Federal Financial Corp.

Director Plans

        Deferred Compensation Agreements.    Oconee Federal Savings and Loan Association entered into a deferred compensation agreement with Mr. Sandifer on December 10, 1990, which was amended on December 10, 1994. Under the agreement, Mr. Sandifer elected to defer receipt of his director fees in the amount of $575 per month. If Mr. Sandifer continues to serve as a Director to age 65, he will be entitled to a deferred compensation benefit of $50,000 a year payable over 15 years (with the benefit paid in monthly installments). In the event of Mr. Sandifer's termination from our Board of Directors for any reason, other than death or disability, prior to attaining age 65, the amount of his benefit will be reduced. The reduced annual benefit will be determined by multiplying the annual benefit by the percentage of the 22-year year term beginning in 1991 that is actually completed by Mr. Sandifer prior to his termination. In the event of Mr. Sandifer's disability or death prior to attaining age 65, he or his beneficiary will be entitled to a deferred compensation benefit of $40,000 a year payable over 15 years (with the benefit paid in monthly installments).

        Oconee Federal Savings and Loan Association entered into a deferred compensation agreement with Mr. W. Maurice Poore on February 1, 1996. Under the agreement, Mr. Poore elected to defer receipt of his director fees in the amount of $740 per month, and such deferrals ceased in August 2009. On the first day of the month following Mr. Poore's attainment of age 65 1/2, which was September 1, 2009, he began to receive payments in the amount of $36,000 a year payable over 15 years (with the benefit paid in monthly installments).

 PROPOSAL II—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of Oconee Federal Financial Corp. has approved the engagement of Cherry, Bekaert & Holland, L.L.P. to be our independent registered public accounting firm for the year ending June 30, 2012, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee's engagement of Cherry, Bekaert & Holland, L.L.P. for the year ending June 30, 2012. A representative of Cherry, Bekaert & Holland, L.L.P. is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Cherry, Bekaert & Holland, L.L.P. during the years ended June 30, 2011 and 2010:

        Audit Fees.    The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $31,882 and $39,525 during the years ended June 30, 2011 and 2010, respectively, and an additional $81,284 during the year ended June 30, 2011 related to the mutual-to-stock conversion of Oconee Federal Savings and Loan Association.

        Audit Related Fees.    There were no fees billed to us for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "—Audit Fees," above, during the years ended June 30, 2011 and 2010.

        Tax Fees.    The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $5,325 and $6,175 during the years ended June 30, 2011 and 2010, respectively, and an additional $21,500 during the year ended June 30, 2011 related to the mutual-to-stock conversion of Oconee Federal Savings and Loan Association.

        All Other Fees.    There were no fees billed to us during the years ended June 30, 2011 and 2010 that are not described above.

        The Audit Committee has adopted a pre-approval policy, and, starting with the fiscal year ending June 30, 2012, will preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Cherry, Bekaert & Holland, L.L.P., subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

        In order to ratify the selection of Cherry, Bekaert & Holland, L.L.P. as independent registered public accounting firm for the year ending June 30, 2012, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected. The Audit Committee of the Board of Directors recommends a vote "FOR" the ratification of Cherry, Bekaert & Holland, L.L.P. as independent registered public accounting firm for the year ending June 30, 2012.

 STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Oconee Federal Financial Corp.'s executive office, 201 East North Second Street, Seneca, South Carolina 29678, no later than June 8, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        In order to be brought before an annual meeting of stockholders, any new business proposed by a stockholder must be stated in writing and received by our Secretary not less than five (5) days prior to the date of the annual meeting. The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting; (ii) the business, as well as the name and address of the stockholder making the proposal; and (iii) the number of shares of Oconee Federal Financial Corp.'s common stock owned of record by the stockholder.

        The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, and (C) such person's written consent to serve as a director; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder, and (B) the class and number of shares that are owned of record by such stockholder; and (iii) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

        Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by Oconee Federal Financial Corp. Oconee Federal Financial Corp. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Oconee Federal Financial Corp. may solicit proxies personally or by telephone without additional compensation.

        A COPY OF OCONEE FEDERAL FINANCIAL CORP.'S 2011 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 201 EAST NORTH SECOND STREET, SENECA, SOUTH CAROLINA 29678 OR BY CALLING (864) 882-2765.

  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

        Oconee Federal Financial Corp.'s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2011 Annual Report to Stockholders are each available on the Internet at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4271325&GKP=1073746085.

BY ORDER OF THE BOARD OF DIRECTORS
Robert N. McLellan, Jr. Secretary

Seneca, South Carolina
October 7, 2011

 REVOCABLE PROXY

OCONEE FEDERAL FINANCIAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
November 10, 2011

        The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 at 4:30 p.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of T. Rhett Evatt and Curtis T. Evatt, each to serve for a three-year term.	☐	☐	☐
INSTRUCTION: To withhold your vote for one or more nominees, mark "For All Except" and write the name(s) of the nominee(s) on the line(s) below.
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company's independent registered public accounting firm for the year ending June 30, 2012.	☐	☐	☐

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated October 7, 2011 and the 2011 Annual Report to Stockholders.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
OCONEE FEDERAL FINANCIAL CORP.'S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2011 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT
http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4271325&GKP=1073746085.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On November 10, 2011
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL I—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Directors Compensation Table
PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS
OTHER MATTERS
MISCELLANEOUS
REVOCABLE PROXY OCONEE FEDERAL FINANCIAL CORP. ANNUAL MEETING OF STOCKHOLDERS November 10, 2011
The Board of Directors recommends a vote "FOR" each of the listed proposals.